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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

March 31, 2007

ING Money Market Fund

    (formerly, ING Aeltus Money Market Fund)

Classes A, B, C, I, and O

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies, related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

The year is far from over but already investors have witnessed some remarkable events. There were global market tremors that came on the heels of last February’s single-day freefall in Chinese stocks. Widespread ripples were also felt following a downturn in the U.S. sub-prime mortgage industry. But, there have also been many positive developments. The U.S. Federal Reserve Board appears confident about the future. The U.S. labor market continues to show strength and recently we have seen the Dow Jones Industrial Average(1) achieve a series of record-setting highs.

Meanwhile, investors seeking income should be especially pleased to know that U.S. bonds remain popular among overseas investors and long-term inflation expectations continue to dwindle. Such news is typically a good sign for bonds.

What do we make of all of these contrasting signals? When friends and colleagues in the industry voice concerns about such seemingly-divergent milestones, I remind them that such events underscore the importance of a well-diversified investment strategy. Study after study shows that a portfolio allocated across a diverse group of asset classes and investment sectors may provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing you, our investor, with a diverse and comprehensive line-up of innovative investment products, including a range of global investment solutions — all designed for the long-term. Whatever your investing goals, we look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews

President

ING Funds

May 1, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2007

In our semi-annual report, we described a weakening economy and an inactive U.S. Federal Reserve Board (“Fed”) after seventeen interest rate increases to 5.25%. From March 31, 2006 to September 30, 2006, the ten-year Treasury yield fell 22 basis points (0.22%) to 4.63% and the two-year Treasury yield 13 basis points (0.13%) to 4.69%. This yield curve inversion, suggested that fixed income investors anticipated declining interest rates, often associated with a pronounced economic slow down. In recent years, the booming housing market had been a powerful driver of growth through new construction and increased spending power generated by mortgage loan refinancing. However, this had deteriorated appreciably and continued to do so into the second half of our fiscal year, with home prices and the key new building permits measure falling sharply. Third quarter gross domestic product (“GDP”) growth came in at only 2% annualized. Even still, the Federal Open Market Committee (“FOMC”) in December, leaving rates at 5.25% for the fourth time, maintained that “some inflation risks remain.” Indeed, the last reported core inflation rate of 2.9% had been the largest in over ten years. Yet by December 2006, core Consumer Price Index (“CPI”) was being reported flat on a monthly basis and the trend was unmistakably to the downside. The yield on the ten-year Treasury plumbed its low point for the second half at 4.43% on December 4, 2006.

The rebound was swift. The housing market had started to show some signs of bottoming out and in the last few days of 2006, unexpectedly good new and existing home sales figures were reported, along with improved consumer confidence. The early data in 2007 sustained this view, with reassuringly strong employment, retail sales and confidence readings as well as robust increases in housing starts and pending home sales. The first estimate of fourth quarter GDP growth was an impressive 3.5%. The ten-year Treasury yield continued to rise, reaching its peak of 4.89% on January 29, 2007.

Yet seeds of doubt were planted, when it was reported on February 2, 2007, that the November 2006 default rate among sub-prime housing loans was higher than during the 2001 recession. It had long been feared that mortgage lending had become far too lax during the boom, particularly to those least able to repay and that the inevitable correction would be severe. Within weeks the country’s largest sub-prime mortgage lender, HSBC, increased its loss reserves by $1.76 billion and the second biggest, New Century Financial, was de-listed from the New York Stock Exchange on its way to Chapter 11. The apparent recovery in housing figures proved illusory, explained by the mild weather of early winter, as new starts and sales later plummeted and house prices started to fall. The ten-year Treasury yield fell back more than 30 basis points (0.30%) in February 2007, as fears of a slowing economy again dominated investor sentiment.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies across asset classes. In fixed income markets, money left high yield bonds and went into investment grade bonds. Investors favored shorter terms over longer terms.

As for the Fed, interest rates were left unchanged throughout the period. But, policy bias had been towards further tightening and given the renewed pessimism and risk aversion, great interest had built up in how and when this bias might change. On March 21, 2007, with the news still full of sub-prime loan problems and GDP growth having been sharply revised down below 3%, we found out. Reference to a tightening bias was removed, but inflation was still named as the predominant concern! Bafflement was one unsurprising reaction. Another, was the elimination of some of the much-watched yield curve inversion. The two-year Treasury yield had exceeded the ten-year yield since August 2006. However, the removal of FOMC bias with inflation still not defeated was a recipe for longer rates to rise relative to shorter rates.

From September 30, 2006 to March 31, 2007, the ten-year Treasury yield rose just 2 basis points (0.02%) to 4.65%, having moved in a 46 basis point (0.46%) range. During the same period, the two-year Treasury yield fell 11 basis points (0.11%) to 4.58%. The broad Lehman Brothers® Aggregate Bond Index(1) (“LBAB”) of investment grade bonds, having gained 3.73% to September 30, 2006 added 2.76% in the second six months, while the Lehman Brothers® US Corporate High Yield Index(2) returned 6.95%, after 4.40% in the first half. For the year ended March 31, 2007, the LBAB returned 6.59% and the Lehman Brothers® US Corporate High Yield Index returned 11.58%.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2007

Global equities in the form of the Morgan Stanley Capital International World IndexSM(3) (“MSCI World Index”) measured in local currencies, rose a paltry 1.8% in the first half of our fiscal year including net reinvested dividends, but surged 9.3% in the second and for the year ended March 31, 2007, returned 15.44%. This was despite being hit hard by the sell-off in China, falling on average about 7% at the worst levels before recovering more than half of the loss.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”) gained 7.4% in the second half, after 4.1% in the first. Stocks stood up well to sub-prime mortgage lending issues as quarterly earnings figures indicated a 14th straight double digit increase.

Investors in international equities did even better based on MSCI local currency indices. In Japan after a 5.2% drop in the first half the market advanced 8.7% in the second, boosted by the fastest quarterly rate of GDP growth in three years. The European ex UK and the UK markets rose just 3.0% and 1.6% respectively in the first half. But in the second, investors were encouraged by the fastest GDP growth in years and widespread, large-scale merger and acquisition activity. Europe ex UK powered ahead 11.7% and UK stocks returned 8.2%.

(1)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers® US Corporate High Yield Index is an unmanaged index that covers the US- denominated, non-investment grade, fixed-rate, taxable corporate bond market with securities having a maximum quality rating of Ba1.

(3)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

ING Money Market Fund(1) (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Fund’s fiscal year ended March 31, 2007, can be separated into two distinct periods. The early period April to June 2006, which saw the Federal Open Market Committee (“FOMC”) raise the federal funds rate and discount rate 0.25% at both of its meetings. The majority of short-term money market investors, as indicated by federal funds futures pricing and London Interbank Offered Rates (“LIBOR”) rates, continued to expect the FOMC to increase rates during the second half of the year. Short-term money market rates increased in response to the FOMC rate actions and market expectations.

The later period was one characterized by the FOMC holding the federal funds rate and discount rate steady. The FOMC chose not to increase rates at their August 8, 2006 meeting for first time since May of 2004, ending a string of 0.25% increases at seventeen consecutive meetings. Economic growth slowed to a more moderate level due primarily to a slow down in the housing market. Despite inflation remaining above the U.S. Federal Reserve Board’s (“Fed”) 1%-2% comfort range, and a tight labor market, the market shifted from expecting future rate increases to pricing in future rate cuts by the FOMC.

Our primary investment strategy, which we had in place since the second half of 2004, did not change significantly during the early period of the year. The Fund benefited from a large amount of interest sensitive floating rate securities. In addition to our emphasis on floating rate securities, we continued to focus new purchases on very short maturity securities that typically matured prior to the next FOMC meeting. Both performed well in the rising rate environment. We made selective purchases in the two- to three-month maturity range only when they fully priced in future Fed rate increases.

For a brief period in June, the market priced in a more aggressive Fed with 1-Year LIBOR nearing 5.80%. We took the opportunity to extend the Fund’s weighted average maturity (“WAM”) from approximately 20 days to approximately 40 days by investing about 5% of the Fund in fixed rate securities with maturities greater than six months. This maturity extension positioned the Fund to take advantage of the shift in the FOMC’s rate posture during the second half of 2006, and the market’s reaction to such a shift. The securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of these longer-term securities at a gain during the third and fourth quarters of 2006 when the market priced in significant future Fed interest rate cuts. We added back longer-term securities when yields increased as rate cut expectations moderated during the first quarter of 2007. We ended the fiscal year with a WAM of 31 days.

Current Strategy and Outlook: During the first quarter of 2007, the short-term market, as represented by the trading of federal funds futures, had priced in the probability of at least three 0.25% rate cuts by the Fed in 2007, with the first rate cut coming as early as June. We do not agree with this market outlook, and therefore have been cautious in extending our WAM too much, preferring to take advantage of the swings in the market by extending on back-ups and selling when yields price in rate cuts for 2007. We believe the market has mostly ignored the high inflation, a tight U.S. labor market and Fed rhetoric outlining their inflation concerns, instead focusing on slower growth. We anticipate that upcoming economic data will be mixed or potentially surprise to the upside as it relates to growth and or inflation, which we believe will lead to higher yields for longer-term money market securities. In our opinion, this will also allow the FOMC plenty of room to keep rates at current levels for a prolonged period. We believe there will be more opportunities in the near-term to add additional days to our WAM at yields above what is currently priced into the market for short-term money market securities.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1)	Effective February 2, 2007, the name of the Fund changed from ING Aeltus Money Market Fund to ING Money Market Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Money Market Fund	Beginning Account Value October 1, 2006	Ending Account Value March 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,023.90	0.62%	$3.13
Class B	1,000.00	1,018.80	1.62	8.15
Class C	1,000.00	1,023.90	0.62	3.13
Class I	1,000.00	1,023.90	0.62	3.13
Class O(a)	1,000.00	1,017.90	0.62	2.35
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.84	0.62%	$3.13
Class B	1,000.00	1,016.85	1.62	8.15
Class C	1,000.00	1,021.84	0.62	3.13
Class I	1,000.00	1,021.84	0.62	3.13
Class O	1,000.00	1,021.84	0.62	3.13

*	Expenses are equal to the Fund’s annualized net expense ratios for each share class multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for classes footnoted above).
(a)	Commencement of operations was November 15, 2006. Expenses paid reflect the 137 day period ended March 31, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ING Money Market Fund (formerly, ING Aeltus Money Market Fund), a series of ING Series Fund, Inc., including the portfolio of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003, were audited by other independent registered public accountants whose report dated May 23, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Money Market Fund as of March 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2007

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2007

ASSETS:
Short-term investments at amortized cost	$313,992,330
Cash	3,368
Receivables:
Fund shares sold	350,170
Dividends and interest	1,139,997
Prepaid expenses	38,470

Total assets	315,524,335

LIABILITIES:
Payable for fund shares redeemed	445,039
Income distribution payable	17,301
Payable to affiliates	131,316
Payable for directors fees	324
Other accrued expenses and liabilities	90,015

Total liabilities	683,995

NET ASSETS	$314,840,340

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$314,941,570
Undistributed net investment income	4,288
Accumulated net realized loss on investments	(105,518)

NET ASSETS	$314,840,340

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2007 (CONTINUED)

Class A:
Net assets	$236,134,175
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	236,203,712
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00

Class B:
Net assets	$2,883,903
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	2,885,295
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00

Class C:
Net assets	$5,727,944
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	5,730,533
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00

Class I:
Net assets	$64,201,936
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	64,232,168
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00

Class O:
Net assets	$5,892,382
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	5,892,354
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME:
Interest	$14,415,130

Total investment income	14,415,130

EXPENSES:
Investment management fees	1,082,289
Distribution and service fees:
Class B	31,832
Class O	2,129
Transfer agent fees	141,780
Administrative service fees	216,460
Shareholder reporting expense	79,136
Registration fees	72,410
Professional fees	24,490
Custody and accounting expense	40,030
Directors fees	12,343
Miscellaneous expense	11,667

Total expenses	1,714,566
Net waived and reimbursed fees	(2,129)

Net expenses	1,712,437

Net investment income	12,702,693

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	17,821
Reimbursement by affiliate for transaction investment losses	12,830

Net realized gain on investments and reimbursement by affiliate	30,651

Net increase in net assets resulting from operations	$12,733,344

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2007	Year Ended March 31, 2006
FROM OPERATIONS:
Net investment income	$12,702,693	$6,693,824
Net realized gain on investments and reimbursement by affiliate	30,651	163,053

Net increase in net assets resulting from operations	12,733,344	6,856,877

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(9,275,238)	(4,279,487)
Class B	(118,469)	(79,285)
Class C	(257,853)	(183,936)
Class I	(3,011,429)	(2,294,139)
Class O	(40,215)	—

Total distributions	(12,703,204)	(6,836,847)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	487,138,758	321,919,795
Dividends reinvested	12,459,422	6,678,124

	499,598,180	328,597,919
Cost of shares redeemed	(404,607,183)	(314,531,215)

Net increase in net assets resulting from capital share transactions	94,990,997	14,066,704

Net increase in net assets	95,021,137	14,086,734

NET ASSETS:
Beginning of year	219,819,203	205,732,469

End of year	$314,840,340	$219,819,203

Undistributed net investment income at end of year	$4,288	$4,799

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.05		0.03		0.01		0.00	*	0.01
Net realized gain on investments	$0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
Total from investment operations	$0.05		0.03		0.01		0.00	*	0.01
Less distributions from:
Net investment income	$0.05		0.03		0.01		0.00	*	0.01
Total distributions	$0.05		0.03		0.01		0.00	*	0.01
Net asset value, end of year	$1.00		1.00		1.00		1.00		1.00
Total Return(1)%	4.79	†	3.31	†	1.17	†	0.47	†	1.08
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$236,134		145,997		125,642		138,666		174,475
Ratios to average net assets:
Expenses %	0.62		0.61		0.62		0.73		0.69
Net investment income %	4.71		3.21		1.16		0.47		1.11

	Class B
	Year Ended March 31,
	2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.04		0.02		0.01		0.00	*	0.00	*
Net realized gain on investments	$0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
Total from investment operations	$0.04		0.02		0.01		0.00	*	0.00	*
Less distributions from:
Net investment income	$0.04		0.02		0.01		0.00	*	0.00	*
Total distributions	$0.04		0.02		0.01		0.00	*	0.00	*
Net asset value, end of year	$1.00		1.00		1.00		1.00		1.00
Total Return(1)%	3.77	†	2.29	†	0.53	†	0.17	†	0.22
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,884		2,884		3,766		4,007		6,063
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.62		1.61		1.62		1.73		1.70
Net expenses after expense reimbursement(2)%	1.62		1.61		1.24		1.04		1.53
Net investment income after expense reimbursement(2)%	3.72		2.14		0.52		0.17		0.19
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	ING Funds Distributor, LLC, voluntarily waived 0.38%, 0.69% and 0.17% of distribution and services fees on Class B during the years ended March 31, 2005, 2004, and 2003, respectively.
*	Amount is less than $0.005.
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class C
		Year Ended March 31,
		2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income		$0.05		0.03		0.01		0.00	*	0.01
Net realized gain on investments		$0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
Total from investment operations		$0.05		0.03		0.01		0.00	*	0.01
Less distributions from:
Net investment income		$0.05		0.03		0.01		0.00	*	0.01
Total distributions		$0.05		0.03		0.01		0.00	*	0.01
Net asset value, end of year		$1.00		1.00		1.00		1.00		1.00
Total Return(1)%		4.81	†	3.30	†	1.17	†	0.47	†	1.08
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$5,728		5,400		4,778		5,615		8,419
Ratios to average net assets:
Expenses	%	0.62		0.61		0.62		0.73		0.69
Net investment income	%	4.71		3.22		1.14		0.47		1.10

		Class I
		Year Ended March 31,
		2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year		$1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income		$0.05		0.03		0.01		0.00	*	0.01
Net realized gain on investments		$0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
Total from investment operations		$0.05		0.03		0.01		0.00	*	0.01
Less distributions from:
Net investment income		$0.05		0.03		0.01		0.00	*	0.01
Total distributions		$0.05		0.03		0.01		0.00	*	0.01
Net asset value, end of year		$1.00		1.00		1.00		1.00		1.00
Total Return(1)%		4.80	†	3.31	†	1.17	†	0.47	††	1.08
Ratios and Supplemental Data:
Net assets, end of year (000’s)		$64,202		65,539		71,495		90,938		145,142
Ratios to average net assets:
Expenses	%	0.62		0.61		0.62		0.73		0.69
Net investment income	%	4.69		3.17		1.13		0.47		1.12
(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

*	Amount is less than $0.005
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.
††	Total return without the effect of reimbursement by affiliate for investment transaction losses would have been (0.53%) for Class I.

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

	Class O
	November 15, 2006(1) to March 31, 2007
Per Share Operating Performance:
Net asset value, beginning of period	$1.00
Income from investment operations:
Net investment income	$0.02
Net realized gain on investments	$0.00	*
Total from investment operations	$0.02
Less distributions from:
Net investment income	$0.02
Total distributions	$0.02
Net asset value, end of period	$1.00
Total Return(2)%	1.79	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,892
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.87
Net expenses after expense waiver(3)(4)%	0.62
Net investment income after expense waiver(3)(4)%	4.77
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	During the period, ING Funds Distributor, LLC, voluntarily waived the 0.25% service fee on Class O.
†	There was no impact on total return by the reimbursement of affiliate for investment transaction losses.
*	Amount is less than $0.005

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are fourteen separate funds which comprise the Company. This report is for ING Money Market Fund (formerly, ING Aeltus Money Market Fund, the “Fund” or “Money Market”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statement, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.

Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board of Directors (“Board”) or may be deemed to be illiquid because they may not be readily marketable.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class B shares of the Fund have adopted an Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have adopted an Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% and 0.25% of the value of average daily net assets by the Fund for expenses incurred in the distribution of Class B and Class O shares, respectively. (“Distribution and Service Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund through at least August 1, 2008.

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2007, the Distributor did not retain any amounts in sales charges.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2007, the Fund had the following amounts recorded in payable to affiliates on the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$107,356	$21,471	$2,489	$131,316

During the year ended March 31, 2007, ING Investments voluntarily reimbursed the Fund $12,830 for investment transaction losses which occurred in prior years.

At March 31, 2007, ILIAC owned 17.6% of the Fund. Also at March 31, 2007, ING National Trust, an indirect, wholly-owned subsidiary of ING Groep, owned 43.7% of the Fund.

The Fund has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plans.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2007, the Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Transfer Agent Fees
Money Market	$45,052

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2007 the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Money Market (Number of Shares)
Shares sold	445,070,453	284,961,591	2,947,928	2,612,367
Dividends reinvested	9,138,724	4,234,454	100,835	63,225
Shares redeemed	(364,084,111)	(268,883,856)	(3,049,428)	(3,557,400)

Net increase (decrease) in shares outstanding	90,125,066	20,312,189	(665)	(881,808)

Money Market ($)
Shares sold	$445,070,453	$284,961,591	$2,947,928	$2,612,367
Dividends reinvested	9,138,724	4,234,454	100,835	63,225
Shares redeemed	(364,084,111)	(268,883,856)	(3,049,428)	(3,557,400)

Net increase (decrease) outstanding	$90,125,066	$20,312,189	$(665)	$(881,808)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 8 — CAPITAL SHARE TRANSACTIONS (continued)

	Class C		Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Money Market (Number of Shares)
Shares sold	4,346,141	6,291,588	27,716,566	28,054,249
Dividends reinvested	252,791	178,394	2,928,553	2,202,051
Shares redeemed	(4,272,218)	(5,849,122)	(31,997,591)	(36,240,837)

Net increase (decrease) in shares outstanding	326,714	620,860	(1,352,472)	(5,984,537)

Money Market ($)
Shares sold	$4,346,141	$6,291,588	$27,716,566	$28,054,249
Dividends reinvested	252,791	178,394	2,928,553	2,202,051
Shares redeemed	(4,272,218)	(5,849,122)	(31,997,591)	(36,240,837)

Net increase (decrease) outstanding	$326,714	$620,860	$(1,352,472)	$(5,984,537)

Class O
November 15, 2006(1) to March 31, 2007
Money Market (Number of Shares)
Shares sold	7,057,670
Dividends reinvested	38,519
Shares redeemed	(1,203,835)

Net increase in shares outstanding	5,892,354

Money Market ($)
Shares sold	$7,057,670
Dividends reinvested	38,519
Shares redeemed	(1,203,835)

Net increase	$5,892,354

(1)	Commencement of Operations

NOTE 9 — ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in illiquid securities. Pursuant to guidelines adopted by the Fund’s Board the following securities have been deemed to be illiquid.

Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Newcastle CDO Ltd., 5.350%, due 09/24/07	$3,000,000	09/22/05	$3,000,000	$3,000,000	1.0%
Newcastle CDO Ltd., 5.350%, due 10/24/07	3,000,000	10/23/03	3,000,000	3,000,000	1.0%
Goldman Sachs Group Inc., 5.360%, due 05/11/07	2,000,000	04/11/06	2,000,000	2,000,000	0.6%

					2.6%

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

There were no permanent tax differences to reclassify as of March 31, 2007.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $12,703,204 for the year ended March 31, 2007, and $6,836,847 for the year ended March 31, 2006.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2007 were:

Undistributed Ordinary Income	Capital Loss Carryforwards	Expiration Dates
$21,589	$(105,518)	2009

NOTE 11 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2007, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0039	April 30, 2007	Daily
Class B	$0.0031	April 30, 2007	Daily
Class C	$0.0039	April 30, 2007	Daily
Class I	$0.0039	April 30, 2007	Daily
Class O	$0.0039	April 30, 2007	Daily

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For the March year-end funds, this would be no later than their September 30, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Fund.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of March 31, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance,

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•

Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•

ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•

In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s website at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•

The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•

ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2007 ING MONEY MARKET FUND(1)

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 2.5%
$2,000,000	@@	Deutsche Bank AG, 5.320%, due 06/18/07	$1,999,981
6,000,000		Mizuho Corporate Bank, 5.310%, due 04/27/07	6,000,000

		Total Certificates of Deposit (Cost $7,999,981)	7,999,981

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.3%
2,000,000	@@, #, C	Cheyne High Grade ABS CDO Ltd., 5.370%, due 11/13/07	2,000,000
3,000,000	@@, C, I	Newcastle CDO Ltd., 5.350%, due 09/24/07	3,000,000
3,000,000	@@, C, I	Newcastle CDO Ltd., 5.350%, due 10/24/07	3,000,000
2,300,000	@@, #, C	Newcastle CDO Ltd., 5.350%, due 03/25/08	2,300,000

		Total Collateralized Mortgage Obligations (Cost $10,300,000)	10,300,000

COMMERCIAL PAPER: 36.3%
500,000	@@	ANZ National Bank, 5.170%, due 04/ /07	499,785
1,000,000	@@, #	ASB Finance Ltd., 5.100%, due 01/25/08	957,642
5,000,000		BHP Billiton Finance USA, 5.290%, due 04/30/07	4,978,693
4,750,000	#	Barton Capital Corp., 5.285%, due 04/13/07	4,744,639
5,000,000		Cargill Asia Pacific, 5.300%, due 04/09/07	4,994,111
14,000,000	#	Concord Minutemen Capital Co., 5.270%, due 04/25/07	13,947,520
7,173,000		Crown Point Capital Co., 5.220%, due 04/13/07	7,159,696
3,022,000		Crown Point Capital Co., 5.300%, due 04/12/07	3,016,723
10,000,000	@@, #	Duke Funding High Grade I Ltd., 5.285%, due 04/05/07	9,987,513
2,500,000		Master Funding LLC, 5.300%, due 05/31/07	2,477,917
14,000,000		Monument Gardens Funding LLC, 5.290%, due 04/26/07	13,889,060
8,321,000		St. Germain Holdings Ltd., 5.275%, due 04/10/07	8,305,101
2,000,000		Swiss Re Financial Products, 5.285%, due 04/26/07	1,992,660
1,918,000		Three Pillars Funding, 5.285%, due 04/17/07	1,913,495
777,000		Thunder Bay Funding LLC, 5.290%, due 04/02/07	776,886
14,000,000		Tulip Funding Corp., 5.290%, due 04/30/07	13,940,340
6,125,000		UBS Finance, 5.215%, due 05/11/07	6,072,731
10,750,000	#	Variable Funding Capital, 5.285%, due 04/12/07	10,732,640

Principal Amount			Value
$3,880,000		Yorktown Capital LLC, 5.280%, due 04/11/07	$3,870,725

		Total Commercial Paper (Cost $114,257,877)	114,257,877

CORPORATE BONDS/NOTES: 51.1%
1,000,000	@@	Alliance & Leicester PLC, 5.435%, due 01/14/08	1,000,566
1,250,000		Allstate Life, 5.320%, due 04/25/08	1,250,158
700,000		American Express Bank FSB, 5.290%, due 08/10/07	699,972
900,000		American Express CR, 5.340%, due 12/12/07	900,246
1,620,000		American Express Centurion, 5.330%, due 03/10/07	1,620,446
1,000,000		American Express Centurion, 5.400%, due 11/16/07	1,000,615
2,650,000		American Express Centurion, 5.410%, due 09/14/07	2,651,279
3,000,000		American Express Centurion, 5.410%, due 07/19/07	3,000,981
3,250,000	#, C	American General Finance Corp., 5.370%, due 04/14/08	3,249,981
5,084,000		American General Finance Corp., 5.374%, due 11/15/07	5,058,373
1,250,000		American General Finance Corp., 5.480%, due 01/18/08	1,251,412
2,000,000	#	American Honda Finance Corp., 5.470%, due 08/23/07	2,001,034
1,000,000	#	American Honda Finance Corp., 5.380%, due 02/04/08	1,000,707
1,500,000	@@, #	Banco Santander Totta, 5.320%, due 04/16/08	1,500,093
3,000,000		Bank of America, N.A., 5.315%, due 04/18/07	2,999,988
1,000,000		Bank of America, N.A., 5.315%, due 05/25/07	1,000,000
1,000,000		Bank of New York, Inc., 5.428%, due 09/01/07	993,748
2,000,000		Bank of New York, Inc., 5.380%, due 04/25/08	2,000,000
1,500,000		Bear Stearns Cos., Inc., 5.370%, due 08/01/07	1,500,187
2,350,000		Bear Stearns Cos., Inc., 5.380%, due 04/28/08	2,350,000
2,500,000		Bear Stearns Cos., Inc., 5.400%, due 04/04/08	2,500,000
2,008,000		Bear Stearns Cos., Inc., 5.490%, due 02/08/08	2,010,368
2,800,000		Canadian Imperial Bank, 5.360%, due 02/14/08	2,800,863
2,500,000		Citigroup Funding Inc., 5.360%, due 03/14/08	2,500,984
3,000,000		Credit Suisse, 5.320%, due 03/14/08	3,000,000
3,200,000	@@, #	Danske Bank A/S, 5.290%, due 04/11/08	3,199,659
4,000,000	@@, #	Duke Funding, 5.330%, due 06/06/07	3,999,927

PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2007 (CONTINUED) ING MONEY MARKET FUND(1)

Principal Amount			Value
$4,000,000		General Electric Capital Corp., 5.410%, due 06/22/07	$4,000,782
5,000,000		General Electric Capital Corp., 5.445%, due 07/09/07	5,000,000
2,000,000	I	Goldman Sachs Group Inc., 5.360%, due 05/11/07	2,000,000
2,200,000	#	Goldman Sachs Group Inc., 5.370%, due 04/14/08	2,200,000
3,500,000	#	Goldman Sachs Group LP, 5.445%, due 09/14/07	3,501,731
1,400,000	@@, #	HBOS Treasury Services PLC, 5.390%, due 05/01/08	1,400,000
5,700,000	@@, #	HBOS Treasury Services PLC, 5.416%, due 04/24/08	5,700,516
1,600,000	@@, #	HBOS Treasury Services PLC, 7.093%, due 07/23/07	1,591,541
1,700,000		HSBC Finance Corp., 5.312%, due 01/15/08	1,691,106
1,800,000		JP Morgan Chase, 5.378%, due 05/30/07	1,799,605
2,000,000		Lehman Brothers Holdings, Inc., 5.385%, due 07/19/07	2,000,569
2,300,000		Lehman Brothers Holdings, Inc., 5.480%, due 04/20/07	2,300,182
1,000,000		M&I Marshall & Ilsley Bank, 5.345%, due 08/1/07	999,941
1,500,000	#	MBIA Global Funding LLC, 5.315%, due 03/14/08	1,500,000
6,000,000	#	MBIA Global Funding LLC, 5.350%, due 11/28/07	6,000,960
2,000,000	#	MBIA Global Funding LLC, 5.390%, due 01/11/08	2,001,390
1,068,000		Merrill Lynch & Co., Inc., 5.294%, due 11/15/07	1,059,615
6,500,000		Merrill Lynch & Co., Inc., 5.290%, due 07/27/07	6,500,000
4,000,000		Morgan Stanley, 5.380%, due 03/07/08	4,002,878
2,000,000		Morgan Stanley, 5.400%, due 04/04/08	2,001,388
1,500,000		Morgan Stanley, 5.485%, due 01/18/08	1,501,808
3,000,000		Natixis SA, 5.310%, due 12/05/07	2,999,601
3,000,000		Royal Bank of Canada, 5.305%, due 04/02/08	2,999,608
3,750,000		Royal Bank of Canada, 5.420%, due 01/22/08	3,750,000
5,000,000	@@, #	Royal Bank of Scotland, 5.350%, due 12/21/07	5,000,702
2,000,000	@@	Royal Bank of Scotland, 5.496%, due 04/27/07	1,997,907
1,000,000	@@, #	Santander US Debt SA, 5.360%, due 09/21/07	1,000,165
2,700,000	@@, #	Santander US Debt SA, 5.370%, due 02/06/08	2,700,678
5,500,000		Toronto Dominion Bank, 5.320%, due 04/27/07	5,500,000
3,000,000		Toyota Motor Credit Corp., 5.310%, due 04/26/07	3,000,000
6,500,000		US Bank, 5.379%, due 10/01/07	6,501,912

Principal Amount			Value
$3,000,000	Washington Mutual Bank, 5.340%, due 09/17/07		$2,999,898
5,000,000	Washington Mutual Bank, 5.400%, due 11/16/07		5,001,402
1,600,000	Westpac Banking Corp., 5.400%, due 04/11/08		1,600,000

	Total Corporate Bonds/Notes (Cost $160,847,472)		160,847,472

REPURCHASE AGREEMENT: 6.5%
20,587,000	Goldman Sachs Repurchase Agreement dated 03/30/07, 5.340%, due 04/02/07, $20,596,161 to be received upon repurchase (Collateralized by $21,917,000 Federal National Mortgage Association, 6.080%, market value plus accrued interest $20,998,824, due 12/06/21).		20,587,000

	Total Repurchase Agreement (Cost $20,587,000)		20,587,000

	Total Investments in Securities
	(Cost $313,992,330)*	99.7%	313,992,330
	Other Assets and Liabilities-Net	0.3	848,010

	Net Assets	100.0%	$314,840,340

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
ABS	Asset-Backed Securities
CDO	Collateralized Debt Obligations
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date
I	Illiquid security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2007 were as follows:

Fund Name	Type	Per Share Amount
ING Money Market Fund
Class A	NII	$0.0469
Class B	NII	$0.0371
Class C	NII	$0.0470
Class I	NII	$0.0470
Class O*	NII	$0.0177

NII	- Net investment income
*	Inception date November 15, 2006.

Pursuant to Internal Revenue Code Section 871(k), the Fund designates 100% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 - August 2003).	35	Executive Committee, Academy of Economics and Finance (February 2007 - Present)

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 - October 2002).	35	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	35	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 1991 - Present	Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	35	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (December 2005 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 2002 - Present	Retired.	35	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	35	None

(1)	Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC and ING Funds Services, LLC (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007) Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 56	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc., and Atlas Funds (October 2001 - October 2004).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present March 2002 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, ING Investments, LLC (December 2006 - Present) and ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (October 2001 - March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of certain of the mutual funds within the ING family of funds, including ING Money Market Fund (each, a “Fund” and collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for the ING Money Market Fund, for an additional one-year period commencing January 1, 2007.

Overview of the Review Process

At a meeting of the Board held on December 13, 2006, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2006 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 25 and 26, 2006 and December 12, 2006, during which the Independent Trustees, meeting

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Fund for the year commencing January 1, 2007, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. The Board considered the investment management and related services provided by the Adviser and Sub-Adviser, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of the Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Adviser with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and the Sub-Adviser, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Fund for such services.

Fund Performance

The Board reviewed the Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods ending June 30, 2006 and September 30, 2006. In evaluating the investment performance of ING Money Market Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the first quintile for the most recent calendar quarter, year-to-date, one-, three- and ten-year periods and in the second quintile for the five-year period. The Board concluded that the investment performance of the Fund is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Fund’s management fee and total expense ratio, as compared to its Selected Peer Group. In addition, the Trustees received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. In assessing the reasonableness of the management fee and expense ratio for ING Money Market Fund, the Board noted that the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) the Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2005 and December 31, 2004 and the nine-month period ended September 30, 2006. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of the Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board recognized the inherent

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints with respect to the Fund at this time.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachussets 02110

Custodian

The Bank of New York

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachussetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AFIABCIO             (0307-053007)

ANNUAL  REPORT

MARCH    31, 2007

BROKERAGE CASH RESERVES

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

The year is far from over but already investors have witnessed some remarkable events. There were global market tremors that came on the heels of last February’s single-day freefall in Chinese stocks. Widespread ripples were also felt following a downturn in the U.S. sub-prime mortgage industry. But, there have also been many positive developments. The U.S. Federal Reserve Board appears confident about the future. The U.S. labor market continues to show strength and recently we have seen the Dow Jones Industrial Average(1) achieve a series of record-setting highs.

Meanwhile, investors seeking income should be especially pleased to know that U.S. bonds remain popular among overseas investors and long-term inflation expectations continue to dwindle. Such news is typically a good sign for bonds.

What do we make of all of these contrasting signals? When friends and colleagues in the industry voice concerns about such seemingly-divergent milestones, I remind them that such events underscore the importance of a well-diversified investment strategy. Study after study shows that a portfolio allocated across a diverse group of asset classes and investment sectors may provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing you, our investor, with a diverse and comprehensive line-up of innovative investment products, including a range of global investment solutions — all designed for the long-term. Whatever your investing goals, we look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews

President

ING Funds

May 1, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2007

In our semi-annual report, we described a weakening economy and an inactive U.S. Federal Reserve Board (“Fed”) after seventeen interest rate increases to 5.25%. From March 31, 2006 to September 30, 2006, the ten-year Treasury yield fell 22 basis points (0.22%) to 4.63% and the two-year Treasury yield 13 basis points (0.13%) to 4.69%. This yield curve inversion, suggested that fixed income investors anticipated declining interest rates, often associated with a pronounced economic slow down. In recent years, the booming housing market had been a powerful driver of growth through new construction and increased spending power generated by mortgage loan refinancing. However, this had deteriorated appreciably and continued to do so into the second half of our fiscal year, with home prices and the key new building permits measure falling sharply. Third quarter gross domestic product (“GDP”) growth came in at only 2% annualized. Even still, the Federal Open Market Committee (“FOMC”) in December, leaving rates at 5.25% for the fourth time, maintained that “some inflation risks remain.” Indeed, the last reported core inflation rate of 2.9% had been the largest in over ten years. Yet by December 2006, core Consumer Price Index (“CPI”) was being reported flat on a monthly basis and the trend was unmistakably to the downside. The yield on the ten-year Treasury plumbed its low point for the second half at 4.43% on December 4, 2006.

The rebound was swift. The housing market had started to show some signs of bottoming out and in the last few days of 2006, unexpectedly good new and existing home sales figures were reported, along with improved consumer confidence. The early data in 2007 sustained this view, with reassuringly strong employment, retail sales and confidence readings as well as robust increases in housing starts and pending home sales. The first estimate of fourth quarter GDP growth was an impressive 3.5%. The ten-year Treasury yield continued to rise, reaching its peak of 4.89% on January 29, 2007.

Yet seeds of doubt were planted, when it was reported on February 2, 2007, that the November 2006 default rate among sub-prime housing loans was higher than during the 2001 recession. It had long been feared that mortgage lending had become far too lax during the boom, particularly to those least able to repay and that the inevitable correction would be severe. Within weeks the country’s largest sub-prime mortgage lender, HSBC, increased its loss reserves by $1.76 billion and the second biggest, New Century Financial, was de-listed from the New York Stock Exchange on its way to Chapter 11. The apparent recovery in housing figures proved illusory, explained by the mild weather of early winter, as new starts and sales later plummeted and house prices started to fall. The ten-year Treasury yield fell back more than 30 basis points (0.30%) in February 2007, as fears of a slowing economy again dominated investor sentiment.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies across asset classes. In fixed income markets, money left high yield bonds and went into investment grade bonds. Investors favored shorter terms over longer terms.

As for the Fed, interest rates were left unchanged throughout the period. But, policy bias had been towards further tightening and given the renewed pessimism and risk aversion, great interest had built up in how and when this bias might change. On March 21, 2007, with the news still full of sub-prime loan problems and GDP growth having been sharply revised down below 3%, we found out. Reference to a tightening bias was removed, but inflation was still named as the predominant concern! Bafflement was one unsurprising reaction. Another, was the elimination of some of the much-watched yield curve inversion. The two-year Treasury yield had exceeded the ten-year yield since August 2006. However, the removal of FOMC bias with inflation still not defeated was a recipe for longer rates to rise relative to shorter rates.

From September 30, 2006 to March 31, 2007, the ten-year Treasury yield rose just 2 basis points (0.02%) to 4.65%, having moved in a 46 basis point (0.46%) range. During the same period, the two-year Treasury yield fell 11 basis points (0.11%) to 4.58%. The broad Lehman Brothers® Aggregate Bond Index(1) (“LBAB”) of investment grade bonds, having gained 3.73% to September 30, 2006 added 2.76% in the second six months, while the Lehman Brothers® US Corporate High Yield Index(2) returned 6.95%, after 4.40% in the first half. For the year ended March 31, 2007, the LBAB returned 6.59% and the Lehman Brothers® US Corporate High Yield Index returned 11.58%.

2

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2007

Global equities in the form of the Morgan Stanley Capital International World IndexSM(3) (“MSCI World Index”) measured in local currencies, rose a paltry 1.8% in the first half of our fiscal year including net reinvested dividends, but surged 9.3% in the second and for the year ended March 31, 2007, returned 15.44%. This was despite being hit hard by the sell-off in China, falling on average about 7% at the worst levels before recovering more than half of the loss.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”) gained 7.4% in the second half, after 4.1% in the first. Stocks stood up well to sub-prime mortgage lending issues as quarterly earnings figures indicated a 14th straight double digit increase.

Investors in international equities did even better based on MSCI local currency indices. In Japan after a 5.2% drop in the first half the market advanced 8.7% in the second, boosted by the fastest quarterly rate of GDP growth in three years. The European ex UK and the UK markets rose just 3.0% and 1.6% respectively in the first half. But in the second, investors were encouraged by the fastest GDP growth in years and widespread, large-scale merger and acquisition activity. Europe ex UK powered ahead 11.7% and UK stocks returned 8.2%.

(1)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers® US Corporate High Yield Index is an unmanaged index that covers the US-denominated, non-investment grade, fixed-rate, taxable corporate bond market with securities having a maximum quality rating of Ba1.

(3)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BROKERAGE CASH RESERVES	PORTFOLIO MANAGERS’ REPORT

Investment Types

as of March 31, 2007

(as a percent of net assets)

Corporate Notes	54.2%
Commercial Paper	33.3%
Collateralized Mortgage Obligations	3.4%
Certificate of Deposit	0.6%
Repurchase Agreement	9.1%
Other Assets and Liabilities, Net	(0.6)%

Total	100.0%

Portfolio holdings are subject to change daily.

Brokerage Cash Reserves (the “Fund”) seeks to provide investors with a high current return, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. - the Sub-Adviser.

Portfolio Specifics: The Fund’s fiscal year ended March 31, 2007, can be separated into two distinct periods. The early period April to June 2006, which saw the Federal Open Market Committee (“FOMC”) raise the federal funds rate and discount rate 0.25% at both of its meetings. The majority of short-term money market investors, as indicated by federal funds futures pricing and London Interbank Offered Rates (“LIBOR”) rates, continued to expect the FOMC to increase rates during the second half of the year. Short-term money market rates increased in response to the FOMC rate actions and market expectations.

The later period was one characterized by the FOMC holding the federal funds rate and discount rate steady. The FOMC chose not to increase rates at their August 8, 2006 meeting for first time since May of 2004, ending a string of 0.25% increases at seventeen consecutive meetings. Economic growth slowed to a more moderate level due primarily to a slow down in the housing market. Despite inflation remaining above the U.S. Federal Reserve Board’s (“Fed”) 1%-2% comfort range, and a tight labor market, the market shifted from expecting future rate increases to pricing in future rate cuts by the FOMC.

Our primary investment strategy, which we had in place since the second half of 2004, did not change significantly during the early period of the year. The Fund benefited from a large amount of interest sensitive floating rate securities. In addition to our emphasis on floating rate securities, we continued to focus new purchases on very short maturity securities that typically matured prior to the next FOMC meeting. Both performed well in the rising rate environment. We made selective purchases in the two- to three-month maturity range only when they fully priced in future Fed rate increases.

For a brief period in June, the market priced in a more aggressive Fed with 1-Year LIBOR nearing 5.80%. We took the opportunity to extend the Fund’s weighted average maturity (“WAM”) from approximately 20 days to approximately 40 days by investing about 5% of the Fund in fixed rate securities with maturities greater than six months. This maturity extension positioned the Fund to take advantage of the shift in the FOMC’s rate posture during the second half of 2006, and the market’s reaction to such a shift. The securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of these longer-term securities at a gain during the third and fourth quarters of 2006 when the market priced in significant future Fed interest rate cuts. We added back longer-term securities when yields increased as rate cut expectations moderated during the first quarter of 2007. We ended the fiscal year with a WAM of 33 days.

Current Strategy and Outlook: During the first quarter of 2007, the short-term market, as represented by the trading of federal funds futures, had priced in the probability of at least three 0.25% rate cuts by the Fed in 2007, with the first rate cut coming as early as June. We do not agree with this market outlook, and therefore have been cautious in extending our WAM too much, preferring to take advantage of the swings in the market by extending on back-ups and selling when yields price in rate cuts for 2007. We believe the market has mostly ignored the high inflation, a tight U.S. labor market and Fed rhetoric outlining their inflation concerns, instead focusing on slower growth. We anticipate that upcoming economic data will be mixed or potentially surprise to the upside as it relates to growth and or inflation, which we believe will lead to higher yields for longer-term money market securities. In our opinion, this will also allow the FOMC plenty of room to keep rates at current levels for a prolonged period. We believe there will be more opportunities in the near-term to add additional days to our WAM at yields above what is currently priced into the market for short-term money market securities.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brokerage Cash Reserves	Beginning Account Value October 1, 2006	Ending Account Value March 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2007*
Actual Fund Return	$1,000.00	$1,022.30	0.95%	$4.79
Hypothetical (5% Return Before Expenses)	1,000.00	1,020.19	0.95%	4.78

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.95%; multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Brokerage Cash Reserves, a series of ING Series Fund, Inc., including the portfolio of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003, were audited by other independent registered public accountants whose report dated May 23, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brokerage Cash Reserves as of March 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2007

6

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2007

ASSETS:
Short-term investments at amortized cost	$357,564,439
Cash	84,777
Receivables:
Fund shares sold	35,411
Dividends and interest	1,289,580
Prepaid expenses	12,323
Reimbursement due from manager	23,143

Total assets	359,009,673

LIABILITIES:
Payable for fund shares redeemed	3,278,814
Payable to affiliates	283,205
Payable for directors fees	4,869
Other accrued expenses and liabilities	54,668

Total liabilities	3,621,556

NET ASSETS (equivalent to $1.00 per share on 355,560,179 shares outstanding)	$355,388,117

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.001 par value (1 billion shares authorized)	355,558,248
Undistributed net investment income	828
Accumulated net realized loss on investments	(170,959)

NET ASSETS	$355,388,117

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME:
Interest	$18,062,681

Total investment income	18,062,681

EXPENSES:
Investment management fees	680,258
Distribution and service fees	2,210,818
Transfer agent fees	170,803
Administrative service fees	272,103
Shareholder reporting expense	78,325
Registration fees	20,929
Professional fees	28,440
Custody and accounting expense	44,254
Directors fees	20,075
Insurance expense	11,930
Miscellaneous expense	12,904

Total expenses	3,550,839
Net waived and reimbursed fees	(315,431)

Net expenses	3,235,408

Net investment income	14,827,273

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	35,933
Reimbursement by affiliate for investment transaction losses	73,000

Net realized gain on investments and reimbursement by affiliate	108,933

Increase in net assets resulting from operations	$14,936,206

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2007	Year Ended March 31, 2006
FROM OPERATIONS:

Net investment income	$14,827,273	$8,560,355

Net realized gain on investments and reimbursement by affiliate	108,933	195,207

Net increase in net assets resulting from operations	14,936,206	8,755,562

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(14,827,243)	(8,600,533)

Total distributions	(14,827,243)	(8,600,533)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	280,549,845	246,848,268
Dividends reinvested	14,827,243	8,600,533

	295,377,088	255,448,801
Cost of shares redeemed	(262,175,123)	(243,487,212)

Net increase in net assets resulting from capital share transactions	33,201,965	11,961,589

Net increase in net assets	33,310,928	12,116,618

NET ASSETS:
Beginning of year	322,077,189	309,960,571

End of year	$355,388,117	$322,077,189

Undistributed net investment income at end of year	$828	$798

See Accompanying Notes to Financial Statements

9

BROKERAGE CASH RESERVES	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Year Ended March 31,
	2007		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.04		0.03		0.01		0.00	*	0.01
Net realized gain (loss) on investments	$0.00	*	0.00	*	(0.00	)*	(0.00	)*	0.00	*
Total from investment operations	$0.04		0.03		0.01		0.00	*	0.01
Less distributions from:
Net investment income	$0.04		0.03		0.01		0.00	*	0.01
Total distributions	$0.04		0.03		0.01		0.00	*	0.01
Net asset value, end of year	$1.00		1.00		1.00		1.00		1.00
Total Return(1)%	4.44	†	2.89	†	0.84	†	0.25	†	0.82
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$355,388		322,077		309,961		309,864		374,352
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.04		1.05		1.04		1.06		1.06
Net expenses after expense reimbursement(2)%	0.95		0.95		0.95		0.95		0.95
Net investment income after expense reimbursement(2)%	4.36		2.85		0.84		0.25		0.82
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses). Subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005 or more than ($0.005).
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are fourteen separate funds which comprise the Company. This report is for Brokerage Cash Reserves (the “Fund”), a diversified series of the Company.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of a security.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. A distribution from net income of the Fund is declared each business day at 2:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder’s account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.

Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted

11

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee based on the Fund’s average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion. ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted an Amended and Restated Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Fund pays the Distributor a Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2007, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$60,904	$24,363	$197,938	$283,205

During the year ended March 31, 2007, ING Investments voluntarily reimbursed the Fund $73,000 for investment transaction losses which occurred in prior years.

The Company has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow suggestion eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plans.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses (“Expense Limitation Agreement”), excluding interest, taxes, brokerage and extraordinary expenses to 0.95% of the Fund’s average daily net assets. The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 6 — EXPENSE LIMITATIONS (continued)

36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities. Actual expense ratios are included in the Financial Highlights. As of March 31, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2008	2009	2010	Total
$279,149	$298,221	$315,431	$892,801

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Company provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2007 the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Year Ended March 31, 2007	Year Ended March 31, 2006
Brokerage Cash Reserves (Number of Shares)
Shares sold	280,549,845	246,848,268
Dividends reinvested	14,827,243	8,600,533
Shares redeemed	(262,175,123)	(243,487,212)

Net increase in shares outstanding	33,201,965	11,961,589

Brokerage Cash Reserves ($)
Shares sold	$280,549,845	$246,848,268
Dividends reinvested	14,827,243	8,600,533
Shares redeemed	(262,175,123)	(243,487,212)

Net increase	$33,201,965	$11,961,589

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

There were no permanent tax differences to reclassify as of March 31, 2007.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $14,827,243 for the year ended March 31, 2007, and $8,600,533 for the year ended March 31, 2006.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2007 were:

Undistributed Ordinary Income	Capital Loss Carryforwards	Expiration Dates
$828	$(170,959)	2009

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in illiquid securities. Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid.

Security	Principal Amount	Initial Acquision Date	Cost	Value	Percent of Net Assets
Newcastle CDO Ltd., 5.350%, due 09/24/07	$3,200,000	09/22/05	$3,200,000	$3,200,000	0.9%
Newcastle CDO Ltd., 5.350%, due 10/24/07	3,200,000	10/23/03	3,200,000	3,200,000	0.9%
Goldman Sachs Group Inc., 5.360%, due 05/11/07	5,000,000	04/11/06	5,000,000	5,000,000	1.4%

					3.2%

NOTE 11 — SUBSEQUENT EVENT

Dividends. Subsequent to March 31, 2007, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0036	April 30, 2007	Daily

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For the March year-end funds, this would be no later than their September 30, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Fund.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of March 31, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that,

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•

Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•

ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•

In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

can be accessed through the SEC’s website at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or selfregulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•

The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•

ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

17

PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2007 ING BROKERAGE CASH RESERVES FUND(1)

Principal Amount			Value
CERTIFICATE OF DEPOSIT: 0.6%
$2,000,000	@@	Deutsche Bank AG, 5.320%, due 06/18/07	$1,999,981

		Total Certificates of Deposit (Cost $1,999,981)	1,999,981

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.4%
2,750,000	@@, #, C	Cheyne High Grade ABS CDO Ltd., 5.370%, due 11/13/07	2,750,000
3,200,000	@@, C, I	Newcastle CDO Ltd., 5.350%, due 09/24/07	3,200,000
3,200,000	@@, C, I	Newcastle CDO Ltd., 5.350%, due 10/24/07	3,200,000
3,000,000	@@, #, C	Newcastle CDO Ltd., 5.350%, due 03/25/08	3,000,000

		Total Collateralized Mortgage Obligations (Cost $12,150,000)	12,150,000

COMMERCIAL PAPER: 33.3%
750,000	@@	Alliance & Leicester PLC, 5.230%, due 04/10/07	749,019
1,500,000	@@	ANZ National Bank, 5.170%, due 04/04/07	1,499,354
1,500,000	@@, #	ASB Finance Ltd., 5.100%, due 01/25/08	1,436,463
3,126,000		Barton Capital Corp., 5.285%, due 04/13/07	3,120,755
3,000,000		Cargill Asia Pacific, 5.300%, due 04/09/07	2,996,467
16,765,000	#	Concord Minutemen Capital Co., 5.270%, due 04/25/07	16,696,218
7,000,000		Crown Point Capital Co., 5.290%, due 04/04/07	6,989,435
2,646,000		Crown Point Capital Co., 5.300%, due 04/12/07	2,641,715
12,052,000	@@, #	Duke Funding High Grade I Ltd., 5.285%, due 04/05/07	12,038,194
3,000,000		Master Funding LLC, 5.300%, due 05/31/07	2,973,500
16,000,000		Monument Gardens Funding LLC, 5.290%, due 04/26/07	15,873,255
9,000,000		St. Germain Holdings Ltd., 5.280%, due 04/04/07	8,983,578
3,000,000		Swiss Re Financial Products, 5.285%, due 04/26/07	2,988,990
2,000,000		Three Pillars Funding, 5.285%, due 04/17/07	1,995,302
1,265,000		Thunder Bay Funding LLC, 5.285%, due 04/23/07	1,260,914
16,000,000		Tulip Funding Corp., 5.290%, due 04/30/07	15,931,576
2,728,000		UBS Finance, 5.215%, due 05/11/07	2,711,836

Principal Amount			Value
$12,250,000	#	Variable Funding Capital, 5.285%, due 04/12/07	$12,230,218
5,180,000		Yorktown Capital LLC, 5.280%, due 04/11/07	5,168,565

		Total Commercial Paper (Cost $118,285,354)	118,285,354

CORPORATE NOTES: 54.2%
1,000,000	@@	Alliance & Leicester PLC, 5.435%, due 01/14/08	1,000,566
1,500,000		Allstate Life Global Funding II, 5.320%, due 04/25/08	1,500,190
650,000		Allstate Life Global Funding II, 5.337%, due 07/30/07	646,139
2,000,000	#	Allstate Life Global Funding II, 5.430%, due 04/02/07	2,000,004
900,000		American Express Bank FSB, 5.290%, due 08/10/07	899,964
5,000,000		American Express Centurion, 5.310%, due 11/15/07	5,000,298
1,200,000		American Express Centurion, 5.400%, due 11/16/07	1,200,738
3,000,000		American Express Centurion, 5.410%, due 07/19/07	3,000,981
1,000,000		American Express Credit Corp., 5.320%, due 06/12/07	1,000,016
1,000,000		American Express Credit Corp., 5.340%, due 12/12/07	1,000,273
5,420,000		American General Finance Corp., 5.292%, due 11/15/07	5,393,727
4,600,000	#, C	American General Finance Corp., 5.370%, due 04/14/08	4,599,975
7,100,000		American General Finance Corp., 5.470%, due 08/16/07	7,103,834
900,000		American General Finance Corp., 5.480%, due 01/18/08	901,016
1,150,000	#	American Honda Finance Corp., 5.380%, due 02/04/08	1,150,813
1,800,000	@@, #	Banco Santander Totta LN, 5.320%, due 04/16/08	1,800,112
4,000,000		Bank of America NA, 5.315%, due 04/18/07	3,999,984
1,000,000		Bank of America NA, 5.315%, due 05/25/07	1,000,000
2,500,000		Bank of America NA, 5.315%, due 12/04/07	2,499,844
2,000,000	#	Bank of New York Co., Inc., 5.380%, due 04/25/08	2,000,000
1,000,000		Bank of New York Co., Inc., 5.428%, due 09/01/07	993,748
250,000		Bank One Corp., 5.424%, due 09/01/07	248,669

18

PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2007 (CONTINUED) ING BROKERAGE CASH RESERVES FUND(1)

Principal Amount			Value
$508,000		Bear Stearns Cos., Inc., 5.289%, due 12/15/07	$513,043
455,000		Bear Stearns Cos., Inc., 5.332%, due 08/15/07	459,061
2,000,000		Bear Stearns Cos., Inc., 5.370%, due 08/01/07	2,000,250
3,325,000		Bear Stearns Cos., Inc., 5.380%, due 04/28/08	3,325,000
3,400,000		Bear Stearns Cos., Inc., 5.400%, due 04/04/08	3,400,000
3,200,000		Canadian Imperial Bank, 5.360%, due 02/14/08	3,200,986
3,000,000		Citigroup Funding Inc., 5.360%, due 03/14/08	3,001,181
3,500,000		Credit Suisse, 5.320%, due 03/14/08	3,500,000
3,500,000	@@, #	Danske Bank A/S, 5.290%, due 04/11/08	3,499,627
4,000,000	@@, #	Duke Funding, 5.330%, due 06/06/07	3,999,927
5,000,000		General Electric Capital Corp., 5.410%, due 06/22/07	5,000,978
5,900,000		General Electric Capital Corp., 5.445%, due 07/09/07	5,900,000
5,000,000	I	Goldman Sachs Group Inc., 5.360%, due 05/11/07	5,000,000
3,200,000	#	Goldman Sachs Group Inc., 5.370%, due 04/14/08	3,200,000
2,000,000	#	Goldman Sachs Group LP, 5.445%, due 09/14/07	2,000,989
2,900,000	@@, #	HBOS Treasury Services PLC, 5.390%, due 05/01/08	2,900,000
6,300,000	@@, #	HBOS Treasury Services PLC, 5.416%, due 04/24/08	6,300,483
1,500,000	@@, #	HBOS Treasury Services PLC, 5.430%, due 11/20/07	1,500,853
2,000,000		HSBC Finance Corp., 5.312%, due 01/15/08	1,989,536
1,510,000		HSBC Finance Corp., 5.400%, due 05/10/07	1,510,052
2,200,000		JP Morgan Chase, 5.378%, due 05/30/07	2,199,518
2,500,000		Lehman Brothers Holdings, Inc., 5.385%, due 07/19/07	2,500,711
4,085,000		Lehman Brothers Holdings, Inc., 5.403%, due 06/15/07	4,108,041
2,700,000		Lehman Brothers Holdings, Inc., 5.480%, due 04/20/07	2,700,214
1,500,000	#	MBIA Global Funding LLC, 5.315%, due 03/14/08	1,500,000
7,000,000	#	MBIA Global Funding LLC, 5.350%, due 11/28/07	7,001,120
2,000,000	#	MBIA Global Funding LLC, 5.390%, due 01/11/08	2,001,390
9,000,000		Merrill Lynch & Co., Inc., 5.290%, due 07/27/07	9,000,000
4,000,000		Morgan Stanley, 5.380%, due 03/07/08	4,002,878
5,000,000		Morgan Stanley, 5.400%, due 04/04/08	5,003,471
1,000,000		Morgan Stanley, 5.485%, due 07/27/07	1,000,480
1,000,000		Morgan Stanley, 5.485%, due 11/09/07	1,000,858
2,253,000		Morgan Stanley, 5.485%, due 01/18/08	2,255,499

Principal Amount			Value
$3,500,000		Natixis SA, 5.310%, due 12/05/07	$3,499,535
2,000,000		Royal Bank of Canada, 5.305%, due 04/02/08	1,999,739
4,000,000		Royal Bank of Canada, 5.420%, due 01/22/08	4,000,000
3,000,000	@@, #	Royal Bank of Scotland, 5.350%, due 12/21/07	3,000,421
1,000,000	@@, #	Santander US Debt SA, 5.360%, due 09/21/07	1,000,165
3,200,000	@@, #	Santander US Debt SA, 5.370%, due 02/06/08	3,200,806
3,925,000		Suntrust Bank, 5.408%, due 07/01/07	3,921,484
6,500,000		Toronto Dominion Bank, 5.320%, due 04/27/07	6,500,000
4,500,000		Toyota Motor Credit Corp., 5.310%, due 04/26/07	4,500,000
3,500,000		Washington Mutual Bank, 5.400%, due 11/16/07	3,500,917
2,100,000		Westpac Banking Corp., 5.400%, due 04/11/08	2,100,000

		Total Corporate Bonds/Notes (Cost $192,640,104)	192,640,104

REPURCHASE AGREEMENT: 9.1%
32,489,000		Goldman Sachs Repurchase Agreement dated 03/30/07, 5.340%, due 04/02/07, $32,503,458 to be received upon repurchase (Collateralized by $33,031,000 Federal National Mortgage Association, 4.375% -5.000%, market value plus accrued interest $33,139,172, due 09/15/08 - 07/17/13).	32,489,000

		Total Repurchase Agreement (Cost $32,489,000)	32,489,000

Total Investments in Securities
(Cost $357,564,439)*	100.6%	$357,564,439
Other Assets and Liabilities-Net	(0.6)	(2,176,322)

Net Assets	100.0%	$355,388,117

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
ABS	Asset-Backed Securities
CDO	Collateralized Debt Obligations
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security
*	Cost for federal income tax purposes is the same for financial statement purposes.

See Accompanying Notes to Financial Statements

19

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2007 were as follows:

Fund Name	Type	Per Share Amount
Brokerage Cash Reserves	NII	$0.0435

NII—Net investment income

Pursuant to Internal Revenue Code Section 871(k), the Fund designates 100% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

20

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 - August 2003).	35	Executive Committee, Academy of Economics and Finance (February 2007 - Present)

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 - October 2002).	35	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	35	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 1991 - Present	Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	35	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (December 2005 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 2002 - Present	Retired.	35	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present)	35	None

(1)	Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

21

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC and ING Funds Services, LLC (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007) Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 56	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc., and Atlas Funds (October 2001 - October 2004).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present March 2002 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, ING Investments, LLC (December 2006 - Present) and ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

22

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (October 2001 - March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

23

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of certain of the mutual funds within the ING family of funds, including Brokerage Cash Reserves (each, a “Fund” and collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for the Brokerage Cash Reserves, for an additional one-year period commencing January 1, 2007.

Overview of the Review Process

At a meeting of the Board held on December 13, 2006, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2006 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 25 and 26, 2006 and December 12, 2006, during which the Independent Trustees, meeting

24

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Fund for the year commencing January 1, 2007, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. The Board considered the investment management and related services provided by the Adviser and Sub-Adviser, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of the Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Adviser with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and the Sub-Adviser, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Fund for such services.

Fund Performance

The Board reviewed the Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board reviewed comparative performance data for the one-, three- and five-year periods ending June 30, 2006 and September 30, 2006. In evaluating the investment performance of ING Brokerage Cash Reserves, the Board noted that: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund equaled its benchmark index for the most recent calendar quarter, but underperformed for all other periods presented; and (3) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the third quintile for the most recent calendar quarter, year-to-date, one- and three-year periods and in the fourth quintile for the five-year period. The Board considered the fact that the Fund is offered as a specialized cash sweep product for use by brokerage firms, that the Fund is structured to provide compensation to these brokerage firms for the cash sweep services provided to their customers, and that the Fund’s performance is adversely affected by such expense structure, particularly during periods of low interest rates. In light of these special considerations, the Board concluded the investment performance of the Fund is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Fund’s management fee and total expense ratio, as compared to its Selected Peer Group. In addition, the Trustees received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. In assessing the reasonableness of the management fee and total expenses for Brokerage Cash Reserves, the Board noted that the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board also noted that the Fund’s relatively high expense ratio reflects the costs incurred by the Fund in compensating brokerage firms for making cash sweep services available to their customers. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) the Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2005 and December 31, 2004 and the nine-month period ended September 30, 2006. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Fund are reasonable.

26

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of the Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints with respect to the Fund at this time.

27

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-BCR            (0307-053007)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $34,500 for year ended March 31, 2007 and $28,500 for year ended March 31, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $32,450 for year ended March 31, 2007 and $10,425 for year ended March 31, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,020 in the year ended March 31, 2007 and $8,775 in the year ended March 31, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

4

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: April 4, 2007

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre-Approval Period

9

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

10

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

11

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $955,520 for year ended March 31, 2007 and $350,399 for fiscal year ended March 31, 2006.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by

12

shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

13

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 8, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 8, 2007